JOINT COLLABORATION AGREEMENT	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
JOINT COLLABORATION AGREEMENT
NOTE 4 - JOINT COLLABORATION AGREEMENT

As described in Note 1, the Company has entered into a joint collaboration agreement with a Swedish vegetable oil company. The joint collaboration agreement's initial term ended on December 31, 2016. Thereafter the agreement is automatically extended for consecutive periods of three years, unless terminated by a notice of either party at least 12 months prior to its expiration. As neither party gave termination notice by December 31, 2015, the agreement was automatically extended through December 31, 2019. Under the joint collaboration agreement and two related supply agreements entered into between the parties, the activities of the joint operations are allocated as follows:

The Company has the responsibility for production of the enzyme, research and development, marketing and business development activities. The Partner has responsibility for the supply chain (purchase and procurement of raw materials, managing stock, delivery and collection).

Advanced Lipids operates as a low risk distributor of the joint collaboration. The Company recognizes revenues from its sales of enzymes to the Partner only upon the sale of InFat (as described in Note 5a) by Advanced Lipids to its customers.  As described in Note 1e, the Company accounts for its investment in Advanced Lipids using the equity method of accounting and recognizes its 50% proportionate share of the profit or loss of Advanced Lipids. For the years ended December 31, 2016, 2015 and 2014, sales of enzymes by the Company to the Partner amounted to $15,139,000, $13,950,000 and $13,280,000, respectively. At December 31, 2016 and 2015, the receivable balance was $3,527,000 and $3,706,000, respectively.

In May 2014, AAK submitted a request for arbitration against the Company seeking a determination of the arbitrators that the Company’s disclosure of information in connection with the Company’s initial public offering was an intentional, material breach of the joint venture agreement, as well as a declaration regarding the correct interpretation of certain provisions of the joint venture agreement. The Company submitted its answer to AAK’s arbitration request rejecting AAK's allegations and including also a counter claim, in which the company is seeking monetary damages from AAK due to various breaches of the joint venture agreement by AAK. The arbitration hearing took place in June 2015. On February 2, 2016, the arbitrators rendered their decision, rejecting, in their entirety, AAK's requests for declaratory relief in connection with alleged breaches by the Company of the joint venture agreement's non-disclosure obligations.  Additionally, the arbitrators found that, as the Company maintained, the joint venture agreement should be interpreted such that the only exit the parties have from the agreement is via a buy-sell process which must end in one party buying out the other and not, as AAK had claimed, simply through the expiration of the joint venture agreement.  With respect to the Company's counterclaims, the arbitrators denied all relief requested by the Company. On March 9, 2016, AAK submitted a request for an additional award, under which it requested that the International Chamber of Commerce tribunal determine whether the Company breached its non-disclosure obligations, irrespective as to whether such breach was material or intentional. The Company objected to the request for an additional award. On May 9, 2016, the arbitrators rendered their decision and found that it had addressed all matters submitted to it in its February award and that accordingly there were no grounds for an additional award for AAK. The tribunal also awarded certain costs to the Company in connection with this latest request of AAK.